UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 8, 2021

ZILLOW GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)
(206) 470-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZG	The Nasdaq Global Select Market
Class C Capital Stock, par value $0.0001 per share	Z	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 8, 2021, Zillow Group, Inc. (“Zillow Group” or “the Company”) held its 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”). At the 2021 Annual Meeting, Zillow Group’s shareholders voted on the following matters:

(1)
to elect three Class I directors (Erik Blachford, Gordon Stephenson and Claire Cormier Thielke) each nominated by the Company’s Board of Directors to serve until the 2024 Annual Meeting of Shareholders;

(2)	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;
(3)	to approve, on an advisory basis, the compensation of the Company’s named executive officers; and
(4)	to approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers.
Zillow Group’s inspector of election certified the following voting results:
Proposal 1: Election of Directors

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Erik Blachford	104,489,968	1,916,470	5,633,849
Gordon Stephenson	104,754,097	1,652,341	5,633,849
Claire Cormier Thielke	106,246,585	159,853	5,633,849
Proposal 2: Ratification of the Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN
111,872,770	109,845	57,672
Proposal 3: Advisory Vote to Approve of the Compensation of Named Executive Officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
100,673,769	5,669,392	63,277	5,633,849
Proposal 4: Advisory Vote on Frequency of Future Advisory Votes to Approve the Compensation of Named Executive Officers

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
25,060,674	30,595	81,268,447	46,722
Consistent with the recommendation of the Company’s Board of Directors in Zillow Group’s 2021 Proxy Statement and the voting results, Zillow Group has determined to hold an advisory vote on the compensation of Zillow Group’s named executive officers every third year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2021	ZILLOW GROUP, INC.

	By:	/s/ JENNIFER ROCK
	Name:	Jennifer Rock
	Title:	Chief Accounting Officer